Exhibit 99.2


CORSAIR
WORLDS AHEAD
INVESTOR PRESENTATION
FEBRUARY 12th
2026
CORSAIR
33.00°C
34.41°C


CORSAIR
CORSAIR
I'VE GOT FANS
52.00
10:43:19
46.00

DISCLAIMER

Forward Looking Statements

This press release contains express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Company's financial outlook for the full year 2026, the market position and growth of the Company's various products; the growth and rate of growth of gaming and creator peripherals; future product launches; and the Company's positioning for profitable growth in 2026. Forward-looking statements are based on our management's beliefs, as well as assumptions made by, and information currently available to them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: current macroeconomic conditions, including the impacts of high inflation and risk of recession, on demand for our products, consumer confidence and financial markets generally; changes in trade regulations, policies, and agreements and the imposition of tariffs that affect our products or operations, including potential new tariffs that may be imposed on U.S. imports and our ability to mitigate; the Company's ability to build and maintain the strength of the Company's brand among gaming, streaming and content creator enthusiasts and ability to continuously develop and successfully market new products and improvements to existing products; the introduction and success of new third-party high-performance computer hardware, particularly graphics processing units and central processing units as well as sophisticated new video games; fluctuations in operating results; the loss or inability to attract and retain key management; the impacts from geopolitical events and unrest; delays or disruptions at the Company or third-parties' manufacturing and distribution facilities; and the other factors described under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission ("SEC") and our subsequent filings with the SEC. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances. Our results for the quarter and fiscal year ended December 31, 2025 are also not necessarily indicative of our operating results for any future periods.

Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss) and Adjusted Net Earnings (Loss) Per Share, which are not recognized under the generally accepted accounting principles ("GAAP") in the United States and designed to complement the financial information presented in accordance with GAAP in the United States because management believes such measures are useful to investors. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. The non-GAAP measures used by the Company may differ from the non-GAAP measures used by other companies. The Company urges you to review the reconciliation of its non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures set forth in the Appendix to this presentation, and not to rely on any single financial measure to evaluate the Company's business.

Market and Industry Data

This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to the Company's industry, the Company's business and the market for the Company's products and its future growth. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company's future performance and the future performance of the market for its products are necessarily subject to a high degree of uncertainty and risk.

Powered By Passion.
Dedicated To Play.

CORSAIR's mission is to design and deliver high-quality, high-performance PC components, peripherals, and SIM Racing gear that empower gamers, creators, and enthusiasts worldwide.



CORSAIR AT A GLANCE

FY25 REVENUE
+12% YoY
$1,472.5M

FY25 GROSS PROFIT
+30% YoY
$425.9M

FY25 ADJUSTED EBITDA[1]
+84% YoY
$100.6M

Products sold in
74
countries

Founded in
1994
Headquarters: Milpitas, CA

NASDAQ
CRSR

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

OUR PRODUCT SEGMENTATION

The CORSAIR ecosystem is a seamlessly connected range of high-performance components and systems, gamer and creator peripherals, SIM Racing gear, and software designed to work better together.

GAMING COMPONENTS AND SYSTEMS







Components and Systems

Memory	Power Supply
Storage	PC Cases
Liquid Cooling	Fans
iCUE LINK	Prebuilt PCs and AI Workstation

GAMER AND CREATOR PERIPHERALS







Gaming Peripherals

- CORSAIR Custom Labs
- Headset
- Keyboard
- Mice/Mouse Pads
- Companion Display
- Gaming Controllers
- Leverless Controller
- Desks and Chairs

Creators, Streamers, Broadcasting

- Stream Deck
- Webcam
- Capture Cards
- Lighting
- Prompter
- Plugin Marketplace
- Audio Interface
- Microphones

SIM Racing

- Wheels
- Wheelbases
- Pedals
- Cockpits
- Handbrake
- Shifter

PC GAMING AND CONTENT CREATION

THE CORSAIR ECOSYSTEM


CORSAIR
CORSAIR
CORSAIR
ELYSIUM GIRLS
READY TO FALL
RARE BREED
BILLION DOLLAR BRAND CLUB


FANATEC
FANATEC
FANATEC
FANATEC

ELGATO MARKETPLACE

Elgato Marketplace is a flywheel and digital platform where Creators, Streamers, YouTubers, and Professionals discover and purchase thousands of plugins, overlays, and workflow tools that enhance their content and productivity. Meanwhile, developers can monetize the assets they build for the Elgato ecosystem.


ELGATO ECOSYSTEM
SOFTWARE
MARKETPLACE
END USER
DEVICES
Hardware & Mobile
Hardware Support
Monetization & Audience
Increased functionality, customization, & user retention.
Content, Apps, & Services
Premium Cost
Access to Market & Revenue
Premium Product Experience
Software Support

PORTFOLIO OF LEADING BRANDS

Together, our brands form a powerful ecosystem for gamers, creators, and enthusiasts around the world.

GAMING COMPONENTS AND SYSTEMS







CORSAIR

Providing the tools for gamers to play at their best.

ORIGIN

Custom built performance for gaming and creator PCs.

GAMER AND CREATOR PERIPHERALS







CORSAIR

SCUF

Customizable, advanced paddle gaming controllers

DROP

Enthusiast mechanical keyboard and audiophile community.

elgato

Empowering creators worldwide to produce original premium content

FANATEC®

World renowned in professional sim racing solutions

TRUSTED BRAND

Our customers appreciate the value we deliver

PC MAG
★ BEST ★
BRANDS
2026

NPS SCORE*

64.5

Score Range	Label	What It Means
0 and above	Favorable	The brand is beginning to be a crowd favorite
20-30	Good	The brand is a few critics but more brand advocates
30-50	Great	The brand is delighting customers consistently
50-70	**Excellent**	**The brand is delivering standout experiences**
70+	World-class	The brand now has loyal fan base

**Source: PCMag, CORSAIR brand net promoter score*
https://www.pcmag.com/articles/the-best-tech-brands-for-2026



OVER 100 AWARDS IN Q4 2025

Our award-winning product portfolio is consistently recognized by experts for innovation, quality and performance.

MARKET LEADERSHIP

With strong customer adoption we have achieved market-leading positions across several of our product categories

GAMING COMPONENTS AND SYSTEMS


1
DOMINATOR
DDR5

#1 DRAM*


1
RM750e
CORSAIR

#1 PSU*


1
42

#1 PC Cooling*

GAMER AND CREATOR PERIPHERALS


1
STREAM DECK

#1 Stream Deck Control**


4

4 Keyboards*



Frontier in modern high-end SIM racing system since 2006

*Source: Circana 2025, US Market
** CORSAIR internal data

CONSISTENT TRACK RECORD OF INNOVATION

Accelerated cadence of innovation and new product introductions.
Over 100 product launches in 2025



105
80
54
18
Q1 25
Q2 25
Q3 25
Q4 25

RECENT PRODUCT HIGHLIGHTS

The breadth of our innovation and brand collaboration continued in our most recent financial quarter



AIR 5400 CASE

Innovative triple-chamber design, outstanding thermals, and a stunning wraparound glass exterior.



CORSAIR ONE PC

Cutting-edge components for today's most demanding content creators, AI professionals, and gamers.


CORSAIR

FRAME 4000D LCD RS ARGB CASE

Modular and upgradeable with a built-in LCD display.



SCUF VALOR PRO CONTROLLER

Officially licensed wireless Xbox Series X|S performance controller.


FANATEC

FANATEC PODIUM

Uncompromising stability and precision for drivers demanding absolute fidelity.



GALLEON 100 SD KEYBOARD

The first high-performance gaming keyboard with a built-in Stream Deck.



THE WITCHER 3

Official gaming and streaming hardware forged for immersive, legendary gameplay.



CALL OF DUTY 7

Official gaming and streaming gear built for elite performance.


Voice Focus

VOICE FOCUS

Real-time noise reduction isolates your voice for crystal-clear audio.



WAVE LINK

Next-gen audio mixing control with instant, on-the-fly adjustments and Stream Deck integration.


CORSAIR
CORSAIR
GEFORCE RTX
AORUS

BUSINESS AND INNOVATION UPDATE

DIRECT TO CONSUMER AND RETAIL EXPANSION

› **Grew direct-to-consumer engagement**, driving stronger customer relationships and brand interaction, with nearly 20% of 2025 revenue coming from high margin direct-to-consumer sales

› **Opened first immersive retail experience store in November 2025**, showcasing the full Corsair ecosystem across gaming, sim racing, and creators

› **Strong early retail performance** with healthy traffic, conversion, and customer engagement


CORSAIR

NOTABLE PRODUCT NEWS

- **Stream Deck now seamlessly integrated as a smart control layer** across gaming, creation, productivity, and emerging AI workflows with voice control
- **Momentum in AI-enabled workflows,** deeper software integrations and secured local computing platforms through our workstation and edge-AI systems
- **CES Innovation Award** led by the GALLEON 100 SD keyboard with nearly unlimited Stream Deck functionality

CES Innovation Awards 2026 Honoree

AVRONA BEST FOR GAMING CES 2026

CORSAIR GALLEON 100 SD PLATINUM AWARD 01/2026 BASIC-TUTORIALS.DE

cgm EDITOR'S CHOICE



PAUSE
SCRLK
PGUP
HOME
INS
PGDN
END
DEL
Dreamy Stupor
Beats by Harris
AM
10:45
THU
MAR 23
EPIC GAMES
Motherboard
29 °C
GPU
54 °C
CPU
39 °C
Desktop Audio
twitch

NEW PRODUCT LAUNCH

GALLEON 100 SD

- The first high-performance gaming keyboard with a built-in Stream Deck.
- GALLEON 100 SD combines CORSAIR and Elgato engineering for deep control and insight at your fingertips.
- Play smarter with instant, one-touch access to in-game commands.
- Keep everything within reach for effortless multi-tasking and real-time awareness.

"The Stream Deck-packed gaming keyboard is a monster of good ideas,"
- The Verge


F9
F10
F11
F12
PRTSC
SCRLK
PAUSE
INS
HOME
PGUP
DEL
END
PGDN
ENTER
SHIFT
ALT
FN


TAB
CAPS
SHIFT
ALT



CES Innovation Awards 2026 Honoree

AVRONA BEST FOR GAMING CES 2026

CORSAIR GALLEON 100 SD PLATINUM AWARD 01/2026 BASIC-TUTORIALS.DE

cgm EDITOR'S CHOICE

NEW PRODUCT LAUNCH

FRAME 4000D LCD

- FRAME 4000D LCD features a XENEON EDGE 14.5" LCD Touchscreen built-in.
- The pre-installed XENEON EDGE 14.5" LCD Touchscreen brings a whole new world of real-time system monitoring and customizable widgets right to your fingertips including Stream Deck capability.
- It offers enhanced cooling with 4x RS120 fans, increased rigidity, and a new USB Type-C front I/O panel offers cutting-edge connectivity.
- Both the front and top of the chassis feature the InfiniRail Fan Mounting System, allowing easy adjustments for different fan sizes and targeted airflow.


CORSAIR
16:00 53
GEFORCE RTX


16:00 53


16:00 53

NEW PRODUCT LAUNCH

FANATEC PODIUM

- Delivers a true 25 Nm of holding torque with uncompromising stability and precision.
- FullForce technology enriches the force feedback signal with high-resolution detail, allowing every subtle interaction between car and surface to be felt.
- Built for drivers who demand absolute fidelity from their equipment.
- Designed and engineered in Germany, the Podium represents the most advanced expression of Fanatec direct drive technology.

"This wheelbase definitely represents progression with the improvements over the Club Sport DD Plus in all areas. The build quality is nicer, the force feedback is stronger and more precise... You're only paying €100 more for a big step in force feedback strength and other improvements all around; that cost increase is justified by the shaft extension addition alone"
- SimRacingSetups


FANATEC


FANATEC



NEW PRODUCT LAUNCH

VALOR PRO WIRELESS

- Officially licensed Xbox Series X|S performance controller.
- Endurance TMR thumbsticks deliver increased durability, resisting wear and tear for consistent precision and smooth control game after game.
- Play where you want and how you want with connection options for Bluetooth, low latency wireless, and ultra-fast wired.
- Customizable rear paddles for faster moves



"The TMR sticks are an absolute godsend. They're the most precise and responsive sticks I've ever seen on any Xbox pad"
- Pure Xbox

"Solid ergonomics and build quality make a strong case... TMR picks up slighter movements for an even greater level of precision"
- PC Gamer

"one of the best premium third-party controllers available"
- ZTGD







EDITOR'S CHOICE

cgm EDITOR'S CHOICE

MUST HAVE RECOMMENDED! TweakTown

NEW PRODUCT LAUNCH

COLLABORATIONS

- Fuel your setup with the CORSAIR x Fallout: Nuka-Cola Collection, bringing the iconic retro-futuristic refreshment straight from the Wasteland to your deskscape.
- Relive the adventure with the CORSAIR x The Witcher 3: Wild Hunt 10th Anniversary Collection, all crafted to bring the legendary world and story of the White Wolf to your deskscape.
- Celebrating 5 years of Cyberpunk 2077, the CORSAIR x Cyberpunk 2077: Arasaka collaboration brings the iconic Night City megacorp to life with a themed collection of high-performance peripherals.

> *"If you're a fan, it's a no-brainer. You're getting all the benefits with [CORSAIR quality] with the branding of Cyberpunk 2077."* - Warwick Reviews


Have a Nuke
Nuka Cola
Nuka-World
DRINK
Nuka Cola
Enjoy!
Nuka




740 mm
arasaka
25 mm
5 mm

NEW SOFTWARE LAUNCH

ELGATO WAVE LINK

- Fully redesigned audio interface, faster, more intuitive controls and a smoother workflow for creators on both Windows and macOS
- Expanded inputs and customizable output mixes, support for multiple hardware and software sources with up to 5 independent mix outputs.
- Built-in audio effects support, apply VST3 (Windows) or Audio Unit (macOS) effects per channel, with easy installation from the Elgato Marketplace.




TAKE COMMAND OF YOUR SOUND
24dB
24dB
All
Wave Neo
25
dB




CORSAIR
CORSAIR
I'VE GOT FANS
52.00
10:43:19
46.00

FINANCIAL UPDATE

FY2025 FINANCIAL HIGHLIGHTS

REVENUE	GROSS PROFIT	ADJUSTED EBITDA[1]	ADJUSTED EPS (DILUTED)[1]
+12% YoY	**+30% YoY**	**+84% YoY**	**+$0.65 YoY**
$1,472.5M	$425.9M	$100.6M	$0.62



$1,348
$1,390
$1,441
$1,460
$1,443
$1,379
$1,320
$1,316
$1,349
$1,408
$1,449
$1,472
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25

Trailing 12-month Revenue in $ Millions



$52
$80
$93
$95
$93
$74
$55
$55
$59
$69
$80
$101
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25

Trailing 12-month Adjusted EBITDA in $ Millions

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

Q4 2025 FINANCIAL HIGHLIGHTS

REVENUE
+6% YoY
$436.9M

GROSS PROFIT
+33% YoY
$144.6M

ADJUSTED EBITDA [1]
+62% YoY
$53.6M

ADJUSTED EPS (diluted) [1]
+$0.20 YoY
$0.43


$398.7
$417.3
$413.6
$436.9
Q4 22
Q4 23
Q4 24
Q4 25

Revenue in $ Millions


$32.0
$33.7
$33.1
$53.6
Q4 22
Q4 23
Q4 24
Q4 25

Adjusted EBITDA in $ Millions

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

GAMING COMPONENTS AND SYSTEMS

FY25 REVENUE
+16% YoY
$980.3M

Q4 25 REVENUE
+11% YoY
$272.0M

FY25 GROSS PROFIT
+60% YoY
$231.8M

Q4 25 GROSS PROFIT
+86% YoY
$82.2M

Consistent Market Leadership in Memory & Components


$956
$1,008
$1,065
$1,065
$1,030
$951
$880
$844
$871
$922
$952
$980
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25

Trailing 12-month Revenue in $ Millions


22%
23%
22%
18%
19%
16%
15%
18%
22%
21%
21%
30%
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25

Quarterly Gross Margin

GAMER AND CREATOR PERIPHERALS

FY25 REVENUE
+4% YoY
$492.1M

Q4 25 REVENUE
-3% YoY
$164.9M

FY25 GROSS PROFIT
+6% YoY
$194.1M

Q4 25 GROSS PROFIT
-3% YoY
$62.3M

Solid Growth in Higher Margin Peripherals



$393
$382
$376
$395
$413
$428
$440
$473
$478
$486
$497
$492
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25

Trailing 12-month Revenue in $ Millions



30%
32%
33%
37%
41%
38%
38%
38%
41%
40%
39%
38%
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25

Quarterly Gross Margin


CORSAIR
GEFORCE RTX

LOOKING AHEAD



CAPITAL ALLOCATION FLEXIBILITY

- **First-ever share repurchase authorization** approved by the Board, reflecting our belief in the company's long-term value
- **Up to $50 million authorized** for repurchases, effective immediately, with no expiration date
- **Capital allocation flexibility preserved**, designed to balance organic investment, M&A, debt reduction, and shareholder returns
- **Disciplined execution framework**, with repurchases opportunistic and subject to market conditions, applicable laws and regulatory guidelines

FINANCIAL GUIDANCE[(1)]

Financial Metrics	2026 Guidance
Net Revenue	$1.33 - $1.47 billion
Adjusted EBITDA	$100 - $115 million
Non-GAAP EPS	$0.58 - $0.74

(1) Given the number of risk factors, uncertainties and assumptions, many of which are discussed in slide 2, actual results may differ materially. We do not intend to update our financial outlook until our next quarterly results announcement. Estimates should not be viewed as a substitute for our full annual financial statement and are not necessarily indicative of the results to be expected for any future period. Certain non-GAAP measures included in our financial outlook were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. We are unable to reconcile these forward-looking into non-GAAP measures to the most directly comparable GAAP measures without unreasonable effort because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for this period but would not impact the non-GAAP measures. Such items may include stock-based compensation charges, public offering related charges, depreciation and amortization, and other items. The unavailable information could have a significant impact on our GAAP financial results.

FINANCIAL GUIDANCE[1]

Financial Metrics	Q1 2026 Guidance
Net Revenue	$335 - $365 million
Adjusted EBITDA	$25 - $30 million
Non-GAAP EPS	$0.18 - $0.22

(1) Given the number of risk factors, uncertainties and assumptions, many of which are discussed in slide 2, actual results may differ materially. We do not intend to update our financial outlook until our next quarterly results announcement. Estimates should not be viewed as a substitute for our full annual financial statement and are not necessarily indicative of the results to be expected for any future period. Certain non-GAAP measures included in our financial outlook were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. We are unable to reconcile these forward-looking into non-GAAP measures to the most directly comparable GAAP measures without unreasonable effort because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for this period but would not impact the non-GAAP measures. Such items may include stock-based compensation charges, public offering related charges, depreciation and amortization, and other items. The unavailable information could have a significant impact on our GAAP financial results.

2026 FOCUS AREAS

1. Improve Quality of Growth

- Grow higher margin Gaming, Sim Racing, and Creator categories
- Scale ecosystem platforms via a steady cadence of innovation
- Leverage scale in Components and Systems to help drive market share gains and revenue

2. Expand Margins Through Discipline and Platforms

- Smart inventory management, sourcing and manufacturing amid semiconductor constraints
- Scale Elgato Marketplace with the goal of growing recurring, platform-driven revenue
- Control operating expenses, leverage AI for internal efficiency

3. Scale Direct-to-Consumer Engagement

- Continue to grow higher margin DTC channels
- Continue to showcase our ecosystem and house-of-brands through immersive retail experiences
- Harvest enhanced customer insights to better inform product development and go-to-market


EPIC FINALE!
CORSAIR


CORSAIR
WORLDS AHEAD

APPENDIX

USE OF NON-GAAP FINANCIAL MEASURES

To supplement the financial results presented in accordance with GAAP, this presentation includes certain non-GAAP financial information, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss) and Adjusted Net Earnings (Loss) Per Share. These are important financial performance measures for us but are not financial measures as defined by GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP financial measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in such non-GAAP financial measures. Accordingly, we believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to the key financial metrics used by our management in our financial and operational decision-making. We also present these non-GAAP financial measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations.

Our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to net revenues, operating income (loss), net income (loss), cash provided by operating activities or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these measures to the most directly comparable GAAP financial measures are presented in the appendix.

We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view these non-GAAP financial measures in conjunction with the related GAAP financial measures.

GAAP TO NON-GAAP RECONCILIATIONS

Non-GAAP Operating Income (Loss) Reconciliations
(Unaudited, in thousands, except percentages)

	Three Months Ended December 31,		Year Ended December 31,	
	2025	**2024**	**2025**	**2024**
Operating income (loss) - GAAP	$ 26,889	$ 5,923	$ 2,076	$ (49,954)
Amortization	10,483	9,865	40,228	38,448
Stock-based compensation	9,268	7,466	33,112	30,591
One-time costs related to legal and other matters	1,484	31	5,967	7,530
Acquisition and related integration costs	749	2,471	4,977	7,131
Restructuring and other charges	899	1,789	3,615	6,724
Acquisition accounting impact related to recognizing acquired inventory at fair value	—	4,180	613	5,253
Adjusted operating income - Non-GAAP	$ 49,772	$ 31,725	$ 90,588	$ 45,723
As a % of net revenue - GAAP	*6.2%*	*1.4%*	*0.1%*	*-3.8%*
As a % of net revenue - Non-GAAP	*11.4%*	*7.7%*	*6.2%*	*3.5%*

GAAP TO NON-GAAP RECONCILIATIONS

Non-GAAP Net Income (Loss) and Net Income (Loss) Per Share Reconciliations
(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,	
	2025	2024	2025	2024
Net income (loss) attributable to common stockholders of Corsair Gaming, Inc. [(1)]	$ 24,137	$ 1,336	$ (12,465)	$ (99,175)
Less: Change in redemption value of redeemable noncontrolling interest	(1,654)	(950)	3,694	(13,994)
Net income (loss) attributable to Corsair Gaming, Inc.	25,791	2,286	(16,159)	(85,181)
Add: Net income attributable to noncontrolling interest	259	442	1,194	1,787
Net income (loss) - GAAP	26,050	2,728	(14,965)	(83,394)
Adjustments:				
Amortization	10,483	9,865	40,228	38,448
Stock-based compensation	9,268	7,466	33,112	30,591
One-time costs related to legal and other matters	1,484	31	5,967	7,530
Acquisition and related integration costs	749	2,471	4,977	7,131
Restructuring and other charges	899	1,789	3,615	6,724
Bargain purchase gain on business acquisition	—	(2,581)	2,581	(2,581)
Acquisition accounting impact related to recognizing acquired inventory at fair value	—	4,180	613	5,253
Non-GAAP income tax adjustment	(2,124)	(1,129)	(8,917)	(12,446)
Adjusted net income (loss) - Non-GAAP	$ 46,809	$ 24,820	$ 67,211	$ (2,744)
Diluted net income (loss) per share:				
GAAP	$ 0.22	$ 0.01	$ (0.12)	$ (0.95)
Adjusted, Non-GAAP	$ 0.43	$ 0.23	$ 0.62	$ (0.03)
Weighted-average common shares outstanding - Diluted:				
GAAP	107,800	105,943	106,005	104,164
Adjusted, Non-GAAP	107,800	105,943	107,618	104,164

(1) Numerator for calculating net income (loss) per share-GAAP

GAAP TO NON-GAAP RECONCILIATIONS

Adjusted EBITDA Reconciliations
(Unaudited, in thousands, except percentages)

	Three Months Ended December 31,		Year Ended December 31,	
	2025	2024	2025	2024
Net income (loss) - GAAP	$ 26,050	$ 2,728	$ (14,965)	$ (83,394)
Amortization	10,483	9,865	40,228	38,448
Stock-based compensation	9,268	7,466	33,112	30,591
One-time costs related to legal and other matters	1,484	31	5,967	7,530
Acquisition and related integration costs	749	2,471	4,977	7,131
Restructuring and other charges	899	1,789	3,615	6,724
Bargain purchase gain on business acquisition	—	(2,581)	2,581	(2,581)
Acquisition accounting impact related to recognizing acquired inventory at fair value	—	4,180	613	5,253
Depreciation	3,759	3,955	13,962	13,449
Interest expense, net of interest income	1,892	2,742	7,690	9,860
Income tax expense	(956)	496	2,816	21,736
Adjusted EBITDA - Non-GAAP	$ 53,628	$ 33,142	$ 100,596	$ 54,747
Adjusted EBITDA margin - Non-GAAP	*12.3%*	*8.0%*	*6.8%*	*4.2%*

CORSAIR